UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2007

DIGITAL MUSIC GROUP, INC.

(Exact name of registrant specified in its charter)

Delaware	000-51761	20-3365526
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Park Avenue, 2nd Floor, New York, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone, including area code: (212) 201-9280

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed on December 19, 2007 by the registrant to disclose that during the registrant’s two most recent fiscal years and the subsequent interim period through December 19, 2007 that the new accountant was not consulted on any matters identified within Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 4.01

During November 2007, the Audit Committee of the Board of Directors of Digital Music Group, Inc. (the “Company”) determined to request proposals from auditing firms for the Company’s 2007 audit. This decision was made following the completion of the merger with The Orchard Enterprises Inc. on November 13, 2007, and the subsequent relocation of the Company’s corporate headquarters and all operations of the combined company from Sacramento, California to New York, New York. After review and consideration of various proposals, effective December 19, 2007, the Audit Committee approved the engagement of Marcum & Kliegman LLP (“M&K”) as the independent registered public accountants (the “auditors”) of the Company for the fiscal year ending December 31, 2007, and dismissed the firm of Perry-Smith, LLP (“Perry-Smith”) as auditors.

Perry-Smith’s reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2006 and 2005 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits of the Company’s consolidated financial statements for each of the two fiscal years ended December 31, 2006 and 2005 and through December 19, 2007, there were no disagreements with Perry-Smith on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Perry-Smith, would have caused Perry-Smith to make reference to the matter in their report. During the two most recent fiscal years and through December 19, 2007, there have been no “reportable events” (as defined in Regulation S-K, Item 304(a)(1)(v)). The Company has requested Perry-Smith to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Perry-Smith’s letter, dated December 26, 2007, is filed as Exhibit 16.1 to this Current Report on Form 8-K/A.

During the registrant’s two most recent fiscal years and the subsequent interim period through December 19, 2007, M&K was not consulted on any matters identified within Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

16.1	Letter to the Securities and Exchange Commission from Perry-Smith, LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL MUSIC GROUP, INC.

Date: December 26, 2007	By:	/s/ GREG SCHOLL
	Name:	Greg Scholl
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Document Description

16.1	Letter to the Securities and Exchange Commission from Perry-Smith, LLP